TetraLogic® PHARMACEUTICALS

NASDAQ: TLOG

Corporate Presentation
September 2015



Forward Looking Statements

This presentation contains forward looking statements. These statements are not guarantees of future performance and involve a number of unknown risks, assumptions, trends, uncertainties and factors that are beyond our control. Given these risks, assumptions and uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements in this presentation include statements regarding development plans, potential therapeutic indications and the potential of any of our product candidates to address unmet medical needs. The clinical data included in this presentation is preliminary and the studies and trials are ongoing. There can be no assurance that the data generated at the end of the studies and trials will be consistent with the preliminary results described in this presentation. In addition, future data generated in the studies and trials may demonstrate trends not apparent at this time. There can be no assurance that future studies and trials will generate positive results or that any of our product candidates will receive regulatory approvals. All statements contained in this presentation are made only as of the date of this presentation and are subject to uncertainty and changes. Except as required by law, we expressly disclaim any responsibility to update our forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those that are set forth under the heading "Risk Factors" in TetraLogic Pharmaceuticals Corporation's (the "Company") Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 26, 2015 and its Form 10-Q filed with the SEC on August 5, 2015. You can review the Company's filings and other documents for free by visiting EDGAR on the SEC's website: www.sec.gov.

"TetraLogic Pharmaceuticals" is a registered trademark and "TetraLogic" and the "TetraLogic Pharmaceuticals" logo are unregistered trademarks of the Company. Other trade names, trademarks and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks, service marks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

This presentation is not an offer to sell or a solicitation of an offer to buy securities of the company. Any offering of the company's securities will be made by means of a prospectus or other appropriate offering document that will contain or incorporate by reference detailed information about the company and the proposed offering.

Summary Financial Metrics

NASDAQ: TLOG		
Founded	:	2003
Cash[1]	:	$35mm
Basic Shares Outstanding[1]	:	23mm
1H2015 Cash Burn[2]	:	$18mm

(1) As of June 30, 2015.
(2) Net cash used in operating activities, six months ended June 30, 2015.

Targeting Significant Improvements in Standards of Care

We are a clinical-stage biopharmaceutical company with a focus on cancer and chronic infectious diseases

- Birinapant could meaningfully improve MDS standard of care
  - Objective responses in 5 of 9 high risk MDS patients including 3 complete responses, when combined with azacitidine in Phase 2a
  - ***Randomized Phase 2 interim results in January 2016***

- SHAPE could be a more tolerable topical treatment for CTCL
  - Targeting faster responses and *better tolerability* than current Stage 1-2a Cutaneous T-cell Lymphoma treatments
  - ***Phase 2b data available in January 2016***

Experienced Management Team with Proven Track Record

Name	Title	Prior Experience
J. Kevin Buchi	President, Chief Executive Officer and Director	TEVA; Cephalon; DUPONT
Pete A. Meyers	Chief Financial Officer and Treasurer	Deutsche Bank; Credit Suisse; Dillon Read & Co.
C. Glenn Begley, M.B.B.S., Ph.D., F.R.A.C.P., F.R.C.P.A., F.R.C.Path	Chief Scientific Officer and SVP, Research & Development	AMGEN; The Royal Melbourne Hospital; Walter+Eliza Hall
Lesley Russell, M.B.Ch.B., M.R.C.P.	Chief Operating Officer and Chief Medical Officer	TEVA; Cephalon; AMGEN

Pipeline



PRE-CLINICAL
PHASE 1
PHASE 2
Myelodysplastic Syndromes (MDS)
Birinapant plus VIDAZA®
Cutaneous T-Cell Lymphoma (CTCL)
SHAPE
HBV
Birinapant
Solid Tumors
Birinapant plus KEYTRUDA®
Multiple Myeloma
Birinapant plus bortezomib
HIV
Birinapant

Birinapant is a SMAC Mimetic that Enhances Apoptosis in Cancer and Virally Infected Cells

- Birinapant and SMAC antagonize IAPs and thereby enable TNF to drive damaged cells to self-destruct



TNF
SMAC or Birinapant
cIAP-1
SMAC or Birinapant
XIAP
caspases
APOPTOSIS

- Cancerous cells avoid TNF driven apoptosis by upregulating IAPs or down regulating SMAC
- IAPs block apoptosis and divert the TNF signaling to pro-survival



TNF
cIAP-1
NF-κB
XIAP
caspases
ABNORMAL CELL SURVIVAL

SHAPE is a Novel Approach to T-Cell Skin Diseases

- SHAPE is a topical HDAC inhibitor designed for more tolerable treatment of Stage I-IIa CTCL
  - Systemic HDAC inhibitors are effective and used in Stage IIb-IV CTCL, but side effects prevent their use in early stage disease

Designed to maximize HDAC-inhibition in the skin but limit systemic exposure


Human Blood vs. Human Skin Homogenate
Fraction Remaining (%)
100
50
0
0
50
100
150
Skin
Blood

Activity in the skin demonstrated by acetylation in keratinocytes



Birinapant in Myelodysplastic Syndromes

Birinapant in MDS

Myelodysplastic Syndromes (MDS)

- ~ 15,000 new diagnoses of MDS every year in US
  - ~ 40% are higher-risk (RAEB1 and RAEB2)
  - RAEB1 median survival is 18 months
  - RAEB2 median survival is 10 months

- Current therapies include azacitidine and decitabine
  - Only ~ 30% of higher-risk patients respond to azacitidine

Rationale for Birinapant in MDS

- IAPs overexpressed in MDS
- Disease evolution associated with enhanced IAP activity and up regulation of NF-κB
- Azacitidine induces TNF
- Birinapant and azacitidine are synergistic in vitro

Phase 2 Trial Design: 1st Line Higher Risk MDS


Phase 2a
Safety Run-in
(n = 9)
Phase 2b
Randomized
(n =148)
birinapant +
azacitidine
azacitidine
RR
RR
Commenced trial
1H 2014
Interim Review
January 2016
Data Expected
Mid 2016

- 67 sites across 4 countries
- Primary Endpoint: Response Rate (RR)
- Study powered to show an absolute 20% improvement in response rate
  - Expected ORR from azacitidine alone = 29% (CR = 17%)
- Results from Phase 2a available
- Interim results from Phase 2b in Jan 2016

Promising Efficacy in Phase 2a (n=9)

- Objective responses in 5 of 9 high risk MDS patients including 3 CRs

PATIENT ID	DAY	MARROW BLASTS (%)	HGB (g/dL)	ANC (/mm3)	PLTS (K/10e9)	IWG Criteria
#1	Baseline	12.5	9.9	599	29	.
	C4W4	5	13.2	1200	60	**CR**
#2	Baseline	16	7.1	900	52	.
	C4W4	2	17.4	3000	157	**CR**
#3	Baseline	8	11.7	400	29	.
	C4W4	2	11.5	1900	231	**CR**
#4	Baseline	9	8.2	2600	109	.
	C4W4	2	8	2000	281	**Marrow CR**
#5	Baseline	10	6.3	300	160	.
	C4W4	6	5.8	200	50	**SD**
#6	Baseline	17	9.9	400	97	.
	C3W3	6	10	200	240	**PR****
#7	Baseline	.	9.3	700	67	.
	C3W3	.	5.8	7100	31	**NA***
#8	Baseline	.	10.6	1400	36	.
	C4W1	.	9.6	200	50	**NA***
#9	C2D1	.				**NA***

* Discontinued before cycle 4 week 4 (C4W4) thus Not Assessable (NA).
** Proceeded to stem cell transplant.

Summary of Adverse Events ≥2 of Patients in Phase 2a

Term	All Grades	Grade≥3
Fatigue	6	2
Neutropenia	5	5
Thrombocytopenia	5	5
Pyrexia	4	0
Constipation	4	0
Nausea	4	1
Rash	4	0
Anemia	3	2
Diarrhea	3	0
Chills	3	0
Myalgia	3	0
Dyspnea	3	1
Amylase increased	2	0
Lipase increased	2	2
Weight decreased	2	0
Abdominal pain	2	1
Decreased appetite	2	1
Dehydration	2	0
Arthralgia	2	0
Back pain	2	0
Dizziness	2	0
Headache	2	0
Syncope	2	2
Pruritis	2	0

Additional AEs of Interest

Leukopenia; Grade 3 (n=1)

VIth nerve palsy; Grade 1 (n=1)

SHAPE
Cutaneous T-Cell Lymphoma

Cutaneous T-Cell Lymphoma

- CTCL affects > 30,000 patients in North America
- Early-stage disease (Stages IA-IIA) represents ~75% of all CTCL cases
- Chronic disease with 5 year survival rate ~ 88%
- Current therapies for early-stage disease include: Topical Corticosteroids, Topical Retinoids, Topical Nitrogen Mustard and Phototherapy
  - Topical Retinoids and Topical Nitrogen Mustard
    - Highly irritating to skin
    - Slow onset of response (median ~ 6 months)

One Month Treatment with SHAPE in Early-Stage CTCL

Treatment duration: Maximum 28 days, 2 week follow up

Dosing frequency: BID (twice daily)

Phase 1 Results:

- Four subjects (~27%) demonstrated PRs by 50% reduction in CAILS score from baseline at Days 28 or 42
- Subjects on placebo demonstrated no significant improvements
- No significant safety events observed: no SAEs, no discontinuations, no DLTS, no systemic sequelae (AEs: mild skin burning, erythema)

Randomized Phase 2 Trial Design: CTCL (Stage IA-IIA)


1:1:1
randomization
(n = 60)
0.5% SHAPE BID
1% SHAPE QD
1% SHAPE BID
RR
RR
RR

- Evaluate dose, efficacy at 6 months (vs 1 month), time to response and tolerability of treatment of >2% body surface area
- Primary end-point: Response Rate by CAILS and mSWAT
- Determine treatment effect to design registration study
- Phase 2 Data available in Jan 2016

Additional Opportunities

Broad Applicability for Birinapant

IAP Genes are Amplified Across Human Cancers



Percentage of Tumors
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
>2.5 gene copies
IAP Overall
Diffuse Large B Cell Lymphoma
Glioblastoma Multiforme
Colorectal
Stomach
Endometrial Carcinoma
Thyroid Carcinoma
Cervical Carcinoma
Liver Carcinoma
Head & Neck
Melanoma
Bladder Carcinoma
Lung Adenocarcinoma
Lung Squamous Cell Carcinoma
Renal Clear Cell Carcinoma
Sarcoma
Renal Papillary Cell Carcinoma
Low-grade Glioma
AML
Prostate
Pancreatic Adenocarcinoma
Breast
Ovarian
Kidney Chromophobe
Glutathione Peroxidase 1
HER2 in Breast
HER2 Overall
EGFR in Colorectal
EGFR in Head & Neck
EGFR in Pancreatic
EGFR Overall
Cyclin D1 in Breast
Cyclin D1 Overall
IAP Genes
HG(a)
Known Oncogenes

- ✓ IAPs protect cells, including cancer cells, from apoptosis
- ✓ There are no drugs currently on the market that specifically target the IAPs to re-establish apoptosis in abnormal cells

Note: >6,000 samples analyzed
(a) Housekeeping Genes
Source: The Cancer Genome Atlas, (Copy Number >2.5)

Collaboration with Merck: Birinapant Plus KEYTRUDA®

Birinapant and KEYTRUDA® enable the immune system to kill cancer cells in complementary fashion

- KEYTRUDA® acts against the T-cell suppressor PD-1
- SMAC mimetics enhance T and NK cell responses and unblock IAP suppression of the immune system mediated apoptosis

Collaboration Details

- TetraLogic sponsoring and funding the study
- Merck providing KEYTRUDA®
- TetraLogic retains WW rights to birinapant

Phase 1/2 study of birinapant plus KEYTRUDA® starts end of 2015

- Dose escalation will determine MTD of birinapant with KEYTRUDA®
- Dose expansion will measure responses in 4 tumor types: NSCLC, Bladder, Ovarian and Colorectal cancer

Birinapant Plus Carboplatin is More Effective In Vivo Than Either Agent Alone in Serous Ovarian Cancer With IAP Over-expression



A.
Human serous tumor with high levels of inhibitor of apoptosis proteins
Vehicle
Birinapant
Carboplatin
Birinapant+Carboplatin
Tumor volume (mm³)
40
35
30
25
20
15
10
5
0
1
2
3
4
5
6
7
Weeks
Continuous therapy
Therapy stopped

Janzen et al. Restoration of apoptosis in serous cancer stem cells sensitizes them to platinum therapy resulting in tumor eradication. Presented, Scientific Plenary 1. 2015 Annual meeting on Women's Cancer, Chicago IL.

Birinapant Plus Bortezomib is Effective In Vivo in Multiple Myeloma: Sustained Tumor Suppression After Treatment Cessation



Tumor volume (mm³)
3000
2500
2000
1500
1000
500
0
21 26 29 33 36 40 43 47 50 54 56 60 63 67 70 74 77 81 84 88 91 99 102 106 109 116 120 123 127 130 133
Day post tumor cell inoculation
Veh
Btz 0.5
Btz 0.7
TL 15
TL+ Btz 0.5
TL+ Btz 0.7
Treatment ceased

Treatment: 15 mg/kg Birinapant (i.p.) +/- 0.5 or 0.7 mg/kg bortezomib (i.p.)
U226 cells

Data from Dr. Steven Grant, VCU

Birinapant
in Infectious Disease

HBV Adopts a Similar Apoptosis Defense as Cancer

- Birinapant cures HBV in Mice



Vehicle (n=6)
Entecavir (n=6)
Birinapant (n=6)
HBsAg IU/ml
10⁴
10³
10²
10¹
0
14
28
42
Time post first dose (days)
20
15
10
5
0
anti-HBs (IU/ml)
*
*P < 0.05 unpaired two-tailed t-test
nd
Day 42
vehicle
birinapant
• n = 3-5 per group
• mean ± s.e.m.
• 2 independent experiments
Development of antibodies to HBsAg

- Loss of surface antigen (HBsAg) and generation of antibodies ≈ functional cure
- Birinapant is the only molecule that has generated antibodies to HBsAg in preclinical models
- Phase 1 Trial restarts in 1Q2016

Ebert et al. PNAS 2015

Proposed Phase 1/2 SAD/MAD* Study in Chronic Hepatitis B

Study Objectives:

- Safety and tolerability
- Identify dose that is active (based on elevation in LFT's and/or decline in HBV DNA) and tolerable
- Determine multiple dose efficacy and safety of birinapant at that dose

Study Population:

- Subjects with chronic hepatitis B naïve to anti-viral treatment

Dose and Schedule:

- SAD – to determine active dose – starting dose 2.8 mg/m2
- MAD – to be opened at the active dose identified in SAD
  - 6 patients per cohort
  - Birinapant administered once weekly for 4 doses

* Single Ascending Dose / Multiple Ascending Dose

Potential Applicability in Other Viral and Mycobacterial Infections

HIV Assays: Normal PBMC Samples Infected In-vitro

Induced Apoptosis in HIV-infected CD4+ Cells



% Alive
120
100
80
60
40
20
0
NT
0.1
1
10
Birinapant (µM)

Decreased Reverse Transcriptase Activity (24h)



cpm
1000
800
600
400
200
0
NT 0.1 1 10
NT 0.1 1 10
NT 0.1 1 10
Birinapant
Donor 1
Donor 2
Donor 3

TB Assays: In-vivo Mouse Model

Reduction in Lung Burden After 3 Doses



CFU/lung
6.0
5.5
5.0
4.5
4.0
Control
(n=15)
Birinapant
(n=17)

($0.33\ Log_{10}$ CFU/lung; $p = 0.012$)

Upcoming Milestones

- MDS Interim Phase 2 Data
- CTCL Phase 2 Data
- Birinapant plus KEYTRUDA® Phase 1 Start
- HBV Phase 1/2 Start

TetraLogic® PHARMACEUTICALS

Thank you

